                                                                    EXHIBIT 99.9

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[367,167,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-SL1




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [LASALLE BANK NATIONAL ASSOCIATION]
                                     TRUSTEE






                               JANUARY [17], 2005

                              [MERRILL LYCH LOGO]

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COLLATERAL ANALYSIS

                                                      (deal as awhole)
                                       Wtd Avg           Percent of       Wtd Avg                     Wtd Avg      Wtd Avg
FICO Low    FICO High       LTV    Current Balance     Current Balance     GWAC           % MI          FICO          DTI
---------   ---------    -------   ---------------     ---------------   ----------    ----------    ----------   ----------
      500         524      > 65%
      525         549      > 65%
      550         574      > 65%
      575         599      > 70%         33,324.98               1.55%       11.313          0.00%          597        41.39
      600         624      > 70%         37,079.23              16.91%       10.790         19.00%          612        42.71
      625         649      > 70%         44,234.39              20.11%       10.367         13.00%          637        42.29
      650         674      > 80%         48,151.07              16.39%       10.010          0.00%          662        41.33
      675         699      > 80%         51,898.99              13.35%        9.545          0.00%          687        39.68
      700         724      > 80%         52,854.79               9.29%        9.333          9.00%          711        39.81
      725         749      > 85%         54,159.47               8.84%        8.535          0.00%          736        36.96
      750         774      > 85%         53,256.31               6.56%        8.563          0.00%          761        36.91
      775         799      > 85%         47,804.69               2.69%        8.547          0.00%          785        36.00
      800         max      > 85%         50,635.69               0.56%        8.877          0.00%          806        33.43

 Wtd Avg
    LTV        %SFD         % PUD     % Owner Occ   % Full Doc    % Ltd Doc   % Stated Doc   % Int Only
----------   ----------   ----------  -----------   ----------    ---------   ------------   ----------



     98.97        87.78         7.01       100.00        97.49         0.00         2.51         0.00
     99.50        76.54        12.88        99.75        81.90         0.40        16.25         0.00
     99.36        73.09        12.25        99.53        60.56         0.77        37.32         0.00
     99.17        72.26        10.74        97.12        48.40         0.86        46.02         0.00
     98.83        67.16        13.88        94.92        36.29         0.95        53.76         0.00
     98.53        69.70        12.61        90.69        31.61         0.00        60.11         0.00
     97.45        74.07         9.45        92.03        20.36         0.93        70.64         0.00
     96.87        70.21        10.85        89.98        21.47         0.00        69.29         0.00
     96.79        70.78        13.54        90.04        22.74         0.00        66.46         0.00
     96.10        75.30         3.52        94.11        31.47         0.00        50.73         0.00

                                             Wtd Avg             Percent of     Wtd Avg            Wtd Avg
 LTV Low       LTV High       DTI        Current Balance       Current Balance   GMAC      % MI     FICO
----------     --------    -------       ---------------       ---------------  -------   ------   -------
        60%         64%    > 49.9%             14,813.07                 0.00%    9.825     0.00%      652
        65%         69%    > 49.9%             23,898.57                 0.02%    9.730     0.00%      635
        70%         74%    > 49.9%             32,142.18                 0.02%   10.303     0.00%      629
        75%         79%    > 49.9%            199,387.07                 0.10%    6.132     0.00%      740
        80%         84%    > 49.9%             34,047.23                 0.03%   10.664     0.00%      627
        85%         89%    > 49.9%             53,556.69                 0.09%    9.400     0.00%      646
        90%         94%    > 49.9%             41,760.45                 0.04%    9.368     0.00%      680
        95%         99%    > 49.9%             48,430.99                 0.39%    9.893     0.00%      648
       100%         max    > 49.9%


Wtd Avg     Wtd Avg
  DTI         LTV       % SFD     % PUD % Owner Occ   % Full Doc   % Ltd Doc  % Stated Doc  % Int Only
-------     -------    -------   ------ -----------   ----------   ---------  ------------  ----------
  53.33       63.10     100.00     0.00      100.00       100.00        0.00          0.00        0.00
  54.14       66.00      84.34     0.00       60.38        60.38        0.00         39.62        0.00
  54.27       73.59      65.23    34.77      100.00       100.00        0.00          0.00        0.00
  52.09       77.97     100.00     0.00      100.00         0.00        0.00        100.00        0.00
  52.40       84.19      77.72     0.00       65.91       100.00        0.00          0.00        0.00
  52.78       86.60      89.65    10.35      100.00       100.00        0.00          0.00        0.00
  53.24       90.00     100.00     0.00      100.00       100.00        0.00          0.00        0.00
  53.56       96.40      75.73     6.94       94.15        96.15        0.00          3.85        0.00


                                            Wtd Avg            Percent of       Wtd Avg          Wtd Avg   Wtd Avg  Wtd Avg
DTI Low       DTI High        FICO      Current Balance      Current Balance     GWAC      % MI    FICO     DTI      LTV     % SFD
----------    ---------      ------     ---------------      ----------------   ------    -----   ------   ------   -------   -----
       20%          24%       < 525
       25%          29%       < 550
       30%          34%       < 575
       35%          39%       < 600           33,334.13                 0.26%   11.431     0.00%     597    37.68   100.00    90.77
       40%          44%       < 625           36,253.58                 4.45%   10.802    24.00%     613    42.71    99.16    79.08
       45%          49%       < 650           44,803.82                 9.90%   10.598    16.00%     624    47.62    99.14    69.26
       50%          54%       < 675           45,787.97                 6.80%   10.250    11.00%     633    52.50    99.55    72.14
       55%          max       < 700           49,131.03                 1.80%
10.077     0.00%     638     56.35    99.34    73.39

 % PUD   % Owner Occ % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
------   ----------  ----------  ---------  ------------  ----------


  9.23       100.00      100.00       0.00          0.00        0.00
 10.56        99.66       69.73       0.88         26.78        0.00
 15.30        99.88       70.33       0.81         27.66        0.00
 13.62        99.29       92.79       0.00          7.21        0.00
 11.82       100.00       97.86       0.00          2.14        0.00

LIMITED AND STATED DOC

                                            Wtd Avg            Percent of     Wtd Avg              Wtd Avg  Wtd Avg  Wtd Avg
 FICO Low      FICO High                Current Balance     Current Balance     GWAC       % MI     FICO      DTI      LTV    % SFD
----------     ---------                ---------------     ---------------   -------     ------   -------  -------  -------  ------
       500          524
       525          549
       550          574
       575          599                     52,134.57                 0.04%    11.390      0.00%      598    44.38    83.77   38.36
       600          624                     45,033.07                 3.25%    11.158     40.00%      615    43.37    98.73   75.51
       625          649                     51,923.23                 7.96%    10.754      9.00%      638    41.43    99.07   69.01
       650          674                     56,682.83                 8.60%    10.517      0.00%      662    40.06    98.66   70.29
       675          699                     58,164.74                 8.67%     9.952      0.00%      687    38.76    98.33   66.44
       700          724                     58,339.76                 6.60%     9.683     13.00%      712    38.96    97.52   69.83
       725          749                     60,444.58                 7.77%     8.478      0.00%      736    37.16    95.25   79.10
       750          774                     59,280.36                 5.60%     8.452      0.00%      761    36.85    95.23   75.26
       775          799                     57,129.60                 2.62%     8.171      0.00%      785    34.98    88.98   77.09
       800          max                     62,448.88                 0.50%     8.503      0.00%      809    36.88    89.29   89.32



% PUD   % Owner Occ   % Full Doc  % Ltd Doc  % Stated Doc  % Int Only    % CA       % NY      % FL
------  ------------  ----------- ---------- ------------- -----------   -----      -----    -----


 61.64        100.00         0.00      0.00         100.00        0.00     0.00      0.00     0.00
 10.69         99.70         0.00      2.62          89.85        0.00    30.87      0.44     6.89
 13.12         99.13         0.00      1.95          94.65        0.00    31.41      4.64     7.27
 11.48         96.34         0.00      1.63          89.22        0.00    37.06      7.17     6.48
 11.96         94.20         0.00      1.46          84.64        0.00    40.77      6.61     5.47
 12.79         88.97         0.00      0.00          88.35        0.00    47.33      8.09     4.65
  5.88         92.40         0.00      1.06          89.47        0.00    40.45      4.90     5.71
  8.06         91.81         0.00      0.00          89.19        0.00    35.49      8.08     4.91
  9.30         92.63         0.00      0.00          87.75        0.00    29.14      7.48     4.40
  0.00         98.33         0.00      0.00          80.15        0.00    21.74      6.88     4.52


IO LOANS

                                       Wtd Avg               Percent of    Wtd Avg           Wtd Avg   Wtd Avg  Wtd Avg
FICO Low   FICO High                Current Balance       Current Balance   GWAC       % MI    FICO      DTI      LTV      % SFD
--------   ---------                ---------------       ---------------- -------     ----  -------   -------  -------    -----
     500         524                     0%                      0%           0%          0%    0%        0%      0%         0%
     525         549                     0%                      0%           0%          0%    0%        0%      0%         0%
     550         574                     0%                      0%           0%          0%    0%        0%      0%         0%
     575         599                     0%                      0%           0%          0%    0%        0%      0%         0%
     600         624                     0%                      0%           0%          0%    0%        0%      0%         0%
     625         649                     0%                      0%           0%          0%    0%        0%      0%         0%
     650         674                     0%                      0%           0%          0%    0%        0%      0%         0%
     675         699                     0%                      0%           0%          0%    0%        0%      0%         0%
     700         724                     0%                      0%           0%          0%    0%        0%      0%         0%
     725         749                     0%                      0%           0%          0%    0%        0%      0%         0%
     750         774                     0%                      0%           0%          0%    0%        0%      0%         0%
     775         799                     0%                      0%           0%          0%    0%        0%      0%         0%
     800         max                     0%                      0%           0%          0%    0%        0%      0%         0%

% PUD   % Owner Occ   % Full Doc  % Ltd Doc  % Stated Doc  % Int Only  % CA       % NY      % FL
-----   -----------   ----------  ---------  ------------  ----------  ----       ----      ----
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%
  0%          0%          0%          0%          0%          0%         0%        0%         0%